EXHIBIT 10.2

SUBSCRIPTION DOCUMENTS

(for Non-U.S. Persons under Regulation S)

Up to $3,000,000 in Units*

(60 Units comprised of 82,866 shares of Common Stock and a Warrant to purchase 82,866 shares of Common Stock at $0.80 per share)

Offering Price: $50,000 per Unit	Minimum Subscription: One Unit
(unless waived by the Company)

November 10, 2015

Offeree_____________________	Document No.______

* The Company reserves the right to increase the amount of the Offering up to $5,000,000 in Units at its sole discretion.

LIGHTWAVE LOGIC, INC.

SUBSCRIPTION DOCUMENTS

FOR NON-U.S. PURCHASERS

FOR

UP TO $3,000,000

IN UNITS*

(EACH UNIT IS COMPRISED OF 82,866 SHARES OF COMMON STOCK AND A WARRANT TO PURCHASE 82,866 SHARES OF COMMON STOCK AT $0.80 PER SHARE)

This Subscription Packet Contains:

I

Subscriber Instructions

II

Subscription Agreement

III

Investor Questionnaire

Name of Purchaser: _________________________________________________

City and Country of Residence: ________________________________________

Citizenship of Purchaser: _____________________________________________

Purchaser’s Telephone Number: _______________________________________

Purchaser’s Facsimile Number: _______________________________________

Date of Subscription: _______________________________________________

Number of Units Subscribed For: ______________________________________

Purchase Price Per Unit (each Unit consists of 82,866 shares of Common Stock of Lightwave Logic, Inc. and a Warrant to purchase 82,866 shares of Common Stock at $0.80 per share): $50,000

(Minimum purchase is for one (1) Unit unless waived by the Company)

Aggregate Purchase Price:  $__________________________________________

SUBSCRIPTION PROCEDURES

Complete and sign the enclosed Subscription Documents in accordance with the instructions below and return them to: Lightwave Logic, Inc., 1831 Lefthand Circle, Suite C, Longmont, Colorado, USA, with your payment by either (a) a check or money order payable in United States currency to: “Lightwave Logic, Inc.” in the applicable subscription amount or (b) a wire transfer of immediately available funds to the bank account specified and in accordance with the following wire instructions for international wires set forth below:

Bank Name: Wells Fargo

Bank Location:  420 Montgomery

San Francisco, CA, 94104

USA

Phone:  302-421-7509

Fax:    302-421-7838

Routing Number: 121000248

Account Number: 2000012127160

Name on Account: Lightwave Logic, Inc.

SWIFT BIC: WFBIUS6S

CHIPS Participant: ABA 0407

* The Company reserves the right to increase the amount of the Offering up to $5,000,000 in Units at its sole discretion.

I.  SUBSCRIBER INSTRUCTIONS

(for Non-U.S. Persons under Regulation S)

IF YOU WISH TO SUBSCRIBE, PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW. SUBSCRIPTION DOCUMENTS THAT ARE MISSING REQUESTED INFORMATION OR SIGNATURES CANNOT BE CONSIDERED UNTIL SUCH INFORMATION AND SIGNATURES ARE PROVIDED. ALL SUCH INFORMATION WILL BE TREATED CONFIDENTIALLY.

SUBSCRIPTION DOCUMENTS

One purpose of the Subscription Documents is to provide the Company with sufficient information in connection with its intended reliance upon certain exemptions from the registration and qualification requirements of U.S. federal and state securities laws and to determine whether you meet the minimum legal requirements under such laws to purchase securities in this offering. The Company will be relying on the representations and warranties made in the Subscription Documents and on the information supplied.

1.

SUBSCRIPTION AGREEMENT:  The Subscription Agreement must be fully completed by the prospective purchaser on the signature page thereto.  The completed Subscription Agreement must be signed by the prospective purchaser and dated. A form of the Warrant is attached to the Subscription Agreement as Exhibit A thereto, which, upon issuance and only after the Company has accepted your subscription, will be signed by the Company only (you do not need to execute the Warrant).

2.

INVESTOR QUESTIONNAIRE:  The Investor Questionnaire must be fully completed by any prospective purchaser, signed by the prospective purchaser and dated. Each purchasing entity must attach to the Investor Questionnaire a copy of its charter or other governing instrument as well as appropriate evidence of its power and authority to purchase securities in this Offering.

IF YOU WISH TO RETAIN A COPY OF THESE SUBSCRIPTION DOCUMENTS FOR YOUR RECORDS, PLEASE MAKE A COPY OF THE FULLY COMPLETED SUBSCRIPTION DOCUMENTS PRIOR TO SUBMITTING THEM TO THE COMPANY.

II.  SUBSCRIPTION AGREEMENT

(for Non-U.S. Persons under Regulation S)

LIGHTWAVE LOGIC, INC.

SUBSCRIPTION AGREEMENT

(for Non-U.S. Persons under Regulation S)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY NON-U.S. PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

LIGHTWAVE LOGIC, INC.

1831 LEFTHAND CIRCLE, SUITE C

LONGMONT, COLORADO 80501

USA

(720) 340-4949

Ladies/Gentlemen:

Lightwave Logic, Inc., a Nevada corporation (the "Company") is selling up to $3,000,000 in Units, that is, sixty (60) Units, however the Company reserves the right to increase the amount of the Offering up to $5,000,000 in Units at its sole discretion.  Each Unit is comprised of 82,866 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a warrant (referred to herein individually as a “Warrant” and collectively as the “Warrants”) to purchase 82,866 shares of Common Stock at $0.80 per share, in the form of Exhibit A attached hereto.  All subscription funds will immediately be deposited by the Company in its regular bank account, and the Company shall apply the funds as disclosed herein.

Capitalized terms not defined herein shall have those meanings set forth in the Offering Term Sheet dated November 10, 2015 of which this Subscription Agreement is made a part (the “Offering Term Sheet”).

1.

Subscription.

1.1

The undersigned hereby subscribes for the number of Units set forth on the signature page below at a purchase price of $50,000 per Unit.  The minimum purchase is one (1) Unit. The Company reserves the right to waive such one (1) Unit minimum purchase requirement, and as such, may issue fractions of Units at its sole discretion. The Company reserves the right to raise more than $3,000,000 up to $5,000,000 in Units and to thereby issue greater than sixty (60) Units at any time at its sole discretion.

1.2

If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of Lightwave Logic, Inc., in the amount set forth on the signature page below as payment in full of the total purchase price of the Units subscribed for. If the undersigned is paying by wire transfer, the undersigned shall effect a wire transfer to the bank account set forth in and in accordance with the wire instructions detailed in “Subscription Procedures” starting on page 2 of the Subscription Documents.

1.3

The subscription amount tendered by the undersigned will be deposited by the Company in its regular bank account when received, and may be used immediately by the Company pursuant to the terms of this Subscription Agreement. No trust, escrow, or similar account will be established pending the sale of the Units.  There is no minimum number of Units the Company must sell. No funds will be returned regardless of how many or how few Units are sold.

1.4

The Company will utilize the subscription funds received from this offering in accordance with the use of proceeds described in the Company’s Offering Term Sheet provided to the undersigned by the Company in connection with this Offering.

2.

Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

2.1

This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

2.2

Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (i) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (ii) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

2.3

No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

2.4

The undersigned acknowledges and understands that (a) neither the Units, nor the securities contained within the Units have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable U.S. state securities laws, (b) that the Units and the securities contained within the Units are deemed to be “restricted securities” under the Securities Act and applicable U.S. state securities laws and (c) the purchase of the Units is taking place in a transaction not involving a public offering or U.S. Persons. Furthermore, the undersigned is aware and understands that any resale inconsistent with the Securities Act may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Units or securities contained within the Units, unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required. The Company is also required to refuse to register any transfer of the securities being sold hereunder not made in accordance with the provisions of Regulation S, pursuant to the Securities Act or pursuant to an available exemption from registration, except to the extent foreign law prevents the Company from refusing to register such transfer, in which case the securities must bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT (“REGULATION S”), IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.”

2.5

The undersigned acknowledges and agrees that neither the Units, nor the securities contained within the Units, have been registered under the Securities Act, that there can be no assurance that there will be any market for the Units, or the securities contained within the Units, in the foreseeable future, and that, as a result, the undersigned must be prepared to bear the economic risk of his investment for an indefinite period of time.

3.

Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

3.1

The undersigned is not a U.S. person as defined under Rule 902 of Regulation S and the Units (including the securities contained within the Units) which the undersigned is acquiring are being acquired for the undersigned’s own account (or a trust account if the undersigned is a trustee) for investment only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws.  The undersigned is not acquiring such securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such securities.  The undersigned will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws.  Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by the undersigned, the undersigned shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom.

3.2

The Company may only make offers to sell the Units (including the securities contained within the Units) to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States.  The undersigned has not received an offer to purchase the Units (including the securities contained within the Units) inside the United States and will not originate a buy order inside the United States.  The undersigned has not received, and is not aware of, any advertisement in a publication with a general circulation in the United States (as described in Rule 902 of Regulation S) that refers to the offering and sale of the Units (including the securities contained within the Units).

3.3

The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

3.4

The undersigned has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment.

3.5

The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company.  In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

3.6

The undersigned is acquiring the Units and has been furnished with the Company’s Offering Term Sheet. The undersigned has not been furnished with any other prospectus or offering literature.

3.7

The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Units.

3.8

If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription

Agreement, the Investor Questionnaire, and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Units subscribed for.

3.9

The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned.  Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

3.10

The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Units to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

4.

Registration Rights

4.1

The Company shall within sixty (60) calendar days from the Closing Date register the Registrable Securities (as defined below) being issued pursuant to this Subscription Agreement by preparing and filing one registration statement (the “Registration Statement”), or if necessary more than one registration statement,  of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of the Registration Statement by the United States Securities and Exchange Commission (the "SEC").

4.2

The undersigned subscriber and its counsel shall have a reasonable opportunity to review and comment upon the Registration Statement or amendment thereto and any related prospectus prior to its filing with the SEC. The undersigned subscriber shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use commercially reasonable efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date. The Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for sales of all of the Registrable Securities at all times until the date as of which the undersigned may sell all of the Registrable Securities without restriction pursuant to the last sentence of Rule 144(b)(1)(i) promulgated under the Securities Act (or successor thereto). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued pursuant to this Subscription Agreement, (b) all shares of Common Stock underlying Warrants issued pursuant to this Subscription Agreement and (c) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the holder of the Registrable Securities in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected holder of the security (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate (as such terms are used in and construed under Rule 405 under the Securities Act)  of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

5.

Governing Law; Arbitration; Venue.

5.01.

This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Nevada, USA applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

5.02

Any dispute or difference with respect to any matter arising out of or in connection with this Subscription Agreement shall first be submitted for arbitration to the American Arbitration Association.

5.03

Any litigation arising hereunder shall be instituted only in Denver, Colorado, USA.  All parties agree that venue shall be proper in Denver, Colorado, USA for all such legal or equitable proceedings.

[Remainder of page intentionally left blank. Signatures to follow.]

Date: _____________________________________________________________

Number of Units Subscribed For: _______________________________________

Purchase Price Per Unit: $50,000

(Minimum purchase is One (1) Unit unless waived by the Company)

Aggregate Purchase Price: $___________________________________________

_________________________

Taxpayer I.D. Number

As (check one) Individual _____ Tenants in Common _____ Existing Partnership _____ Joint Tenants _____ Corporation _____ Trust _____ Minor with Adult Custodian under UGMA _____

Subscriber’s name and business

address (please type or print)

____________________________

____________________________

_____________________________

__________________________

Signature of Subscriber

Capacity in which signed:

Subscriber’s mailing address

(if different than business address)

____________________________

____________________________

____________________________

____________________________

Taxpayer I.D. Number of Co-Subscriber

Co-Subscriber’s name and business

address (please type or print)

_____________________________

_____________________________

_____________________________

____________________________

Signature of Co-Subscriber

Co-Subscriber’s mailing address

(if different than business address)

_____________________________

_____________________________

_____________________________

Accepted:

LIGHTWAVE LOGIC, INC.

By: _________________________

 Date: ________________________

Title: ________________________

EXHIBIT A

[FORM OF WARRANT]

III.  INVESTOR QUESTIONNAIRE

(for Non-U.S. Persons under Regulation S)

INVESTOR QUESTIONNAIRE

LIGHTWAVE LOGIC, INC.

Confidential Investor Questionnaire

To:

Lightwave Logic, Inc.

Lightwave Logic, Inc., a Nevada corporation (the “Company”), is offering to Non-U.S. persons (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement”), Units comprised of shares of its common stock, par value $0.001 per share (the “Shares”) and a warrant to purchase shares of common stock (the “Warrants”, and together with the Shares, the “Securities”).

I.

SUITABILITY (please answer each question)

(a)

For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

(b)

For an individual Subscriber, please describe any college or graduate degrees held by you:

___________________________________________________________________________________

___________________________________________________________________________________

(c)

For all Subscribers, please list types of prior investments:

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

(d)

For all Subscribers, please state whether you have you participated in other private placements before:

YES________

NO________

(e)

If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public

Private

Companies

Companies

Frequently

_________

_________

Occasionally

_________

_________

Never

_________

_________

(f)

For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES________

NO________

(g)

For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES________

NO________

(h)

For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES________

NO________

(i)

For all Subscribers, are you familiar with the risk  aspects and the non-liquidity  of investments such as the Securities for which you seek to subscribe?

YES________

NO________

(j)

For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES________

NO________

II.

MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)

Individual Ownership

(b)

Community Property

(c)

Joint Tenant with Right of Survivorship (both parties must sign)

(d)

Partnership*

(e)

Tenants in Common

(f)

Corporation*

(g)

Trust*

(h)

Limited Liability Company*

(i)

Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

III.

Disqualification Events.

1.

Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

•

in connection with the purchase or sale of any security;

•

involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

•

arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

2.

Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

•

in connection with the purchase or sale of any security;

•

involving the making of any false filing with the SEC; or

•

arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

3.

Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•

bars you from:

•

associating with an entity regulated by any of the aforementioned regulators;

•

engaging in the business of securities, insurance or banking; or

•

engaging in savings association or credit union activities; or

•

constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.

SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

•

suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

•

places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

•

bars you from being associated with any entity or from participating in the offering of any penny stock?1

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

5.

SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5)  years and currently orders you to cease and desist from committing or causing a future violation of:

•

any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

•

Section 17(a)(1) of the Securities Act of 1933,

•

Section 10(b) of the Exchange Act and Rule 10b-5, and

•

Section 15 (c) (1) of the Securities Exchange Act); or

•

Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

———————

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

6.

SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

7.

SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

8.

USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5)  years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes.   If yes, please explain: ____________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

☐ No.

IV.

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

V.

The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI.

The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

VII.

In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.

Payment Information

(a)

Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

_____________________________________________

_____________________________________________

_____________________________________________

(b)

Subscriber’s wiring instructions at the Wiring Bank:

_____________________________________________

_____________________________________________

_____________________________________________

(c)

Is the Wiring Bank located in the U.S. or another “FATF Country”*?

________ Yes

________ No

(d)

Is Subscriber a customer of the Wiring Bank?

________ Yes

________ No

———————

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada,  Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian  Federation,  Singapore,  South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

2.

Additional Information

For Individual Investors:

_____  A government issued form of picture identification (e.g., passport or drivers license).

_____  Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

______

A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

______

An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

______

A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

______

A letter of reference any entity not located in the U.S. or other FATF Country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

______

A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

______

An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

______

A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

______

If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

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If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

VIII.

ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

IX.

INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Country	City, State and Country